Exhibit 10.4
Confidential Treatment Requested by Hi-Crush Partners LP

FIRST AMENDMENT TO SUPPLY AGREEMENT
THIS FIRST AMENDMENT TO SUPPLY AGREEMENT (this “Amendment”) is entered into and executed on April 8, 2014 (“Amendment Date”), to be effective as of May 1, 2014 (the “Amendment Effective Date”), by and between FTS International Services, LLC, a limited liability company organized and existing under the laws of the State of Texas and having a principal place of business at 777 Main Street, Suite 3000, Fort Worth, Texas 76102 (“FTSI”), and Hi-Crush Operating LLC, a Delaware limited liability company and having a principal place of business at Three Riverway, Suite 1550, Houston, Texas 77056 (“Supplier”).
RECITALS
WHEREAS, FTSI and Supplier are parties to that certain Supply Agreement, dated effective as of May 1, 2012 (the “Supply Agreement”);
WHEREAS, FTSI and Supplier desire to amend the Supply Agreement as set forth in this Amendment; and
WHEREAS, each capitalized term not defined in the text of this Amendment has the meaning set forth in the Supply Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of these recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I.
AMENDMENTS

The parties hereto hereby agree that the Supply Agreement is hereby amended as provided below effective as of the Amendment Effective Date hereof:
Section 1.01    Section 1.1 of the Supply Agreement.

(a)	The following definitions in Section 1.1 of the Supply Agreement are hereby amended and restated in their entirety to read as follows:

“(a) Affiliate or affiliate in relation to either Party means any corporation, limited liability company, partnership, proprietorship, joint venture or other entity directly or indirectly controlled by, controlling, or under common control with that Party. With respect to Supplier, Affiliate shall mean and include Hi-Crush Proppants LLC and its affiliates and subsidiary entities (other than Supplier). With respect to FTSI entities, for purposes of rights, but not obligations, it shall include any U.S. and international entities sharing ownership with FTSI, directly or indirectly, and at any level, whether parent or subsidiary.”
“(c) Contract Year means the following periods: (i) the initial period starting on the Effective Date and ending on April 30, 2013; (ii) May 1, 2013 through April 30, 2014; (iii) May 1, 2014 through December 31, 2014; (iv) January 1, 2015 through December 31, 2015; and (v) January 1, 2016 through December 31, 2016.”
“(h) Product(s) means generally, whether singular or plural, 20/40 Premium Frac Sand, 30/50 Premium Frac Sand, 40/70 Premium Frac Sand and 100 Mesh Sand with Product being individually defined below.”

(b)	The following definitions are hereby inserted at the end of Section 1.1 of the Supply Agreement:

Exhibit 10.4
Confidential Treatment Requested by Hi-Crush Partners LP

“(o)    20/40 Premium Frac Sand means Northern White grade 20/40 frac sand that meets ISO 13503-2 or API RP 56 Specifications now existing or as amended.”
“(p) 30/50 Premium Frac Sand means Northern White grade 30/50 frac sand that meets ISO 13503-2 or API RP 56 Specifications now existing or as amended.”
“(q) 40/70 Premium Frac Sand means Northern White grade 40/70 frac sand that meets ISO 13503-2 or API RP 56 Specifications now existing or as amended.”
“(r) 100 Mesh Sand means Northern White 100 mesh sand that meets 90% between -50 and +140 mesh or as otherwise agreed upon in writing between FTSI and Supplier.
Section 1.02    Section 2.1 of the Supply Agreement.

(a)	Section 2.1(a) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“(a)(i) Beginning on May 1, 2012 until *** (the “Primary Term”), Supplier is obligated to sell and FTSI is obligated to buy, *** tons of Product per Contract Year consisting of *** tons of *** and *** tons of ***, or other mesh sizes as agreed to by the Parties (the “First Phase Minimum Supply”).
(ii)    Beginning on *** until *** (the “Secondary Term”), Supplier is obligated to sell and FTSI is obligated to buy, *** tons of Product consisting of *** tons of ***, *** tons of *** and *** tons of *** (the “Second Phase Minimum Supply”).
(iii)    Beginning on *** until *** (the “Third Term”), Supplier is obligated to sell and FTSI is obligated to buy *** tons of Product consisting of *** tons of ***, *** tons of ***, *** tons of *** and *** tons of *** (the “Third Phase Minimum Supply”).
(iv) Beginning *** until December 31, 2016 (the “Final Term”), Supplier is obligated to sell and FTSI is obligated to buy, *** tons of Product per Contract Year consisting of *** tons of ***, *** tons of ***, *** tons of *** and *** tons of *** (the “Final Phase Minimum Supply”). The First Phase Minimum Supply the Second Phase Minimum Supply, the Third Phase Minimum Supply and the Final Phase Minimum Supply shall collectively be, the “Minimum Supply.”
The quantities of each type of Product that Supplier is obligated to sell and FTSI is obligated to buy hereunder (“Committed Volumes”) are summarized in Exhibit B attached hereto and incorporated herein.”

(b)	Section 2.1(b) of the Supply Agreement is hereby amended:

(i)by replacing “multiplied by $***” with the following text:

“multiplied by (x) $*** with respect to any Supply Shortfall of ***, *** and *** and (y) $*** with respect to any Supplier Shortfall of ***.”
(ii)and adding the following sentence to the end of Section 2.1(b):

“Notwithstanding the foregoing, Supplier agrees that if Supplier is not capable of satisfying the Monthly Minimum Requirement, then during such period that Supplier is not satisfying the Monthly Minimum Requirement, it shall not supply Product to a third party at a price in excess of the applicable price set forth in Section 2.2(a)(i) if supplying such Product to such third party directly affects Supplier’s capability to supply the Monthly Minimum Requirement; provided, however, that the foregoing shall not restrict Supplier’s ability to supply Product to a third party under a contract at a price in excess of the applicable price set forth in Section 2.2(a)(i) so long as Supplier

Exhibit 10.4
Confidential Treatment Requested by Hi-Crush Partners LP

supplies a pro rata volume of Product to FTSI and such third party (based on the volume requirements under such third party contract and this Agreement).”

(c)	Section 2.1(c) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“The “Monthly Maximum Supply Availability” during the Term is set forth in Exhibit B attached hereto under the column “Monthly Maximum;” provided, however, that with respect to months that contain more than four weeks per month, the “Monthly Maximum Supply Availability” may exceed such amount on a pro rata basis. Supplier will not be obligated to fulfill orders that exceed the Monthly Maximum Supply Availability for a specific calendar month. Additionally, (i) during the Primary Term, no more than *** (***%) of the Monthly Maximum Supply Availability in any given calendar month shall be ***, (ii) during the Secondary Term, (A) no more than *** tons in any given calendar month shall be ***, *** or ***, and (B) no less than *** tons in any given calendar month shall be ***, *** or *** and (iii) during the Third and Final Term, (A) no more than *** tons, *** tons, *** tons and *** tons in any given calendar month shall be ***, ***, *** and ***, respectively, and (B) no less than *** tons, *** tons, *** tons and *** tons in any given calendar month shall be ***, ***, *** and ***, respectively.
Section 1.03    Section 2.2 of the Supply Agreement. Section 2.2(a) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“(a)	(i) During the Term, the price to be paid by FTSI for specific grades of Product purchased from Supplier shall be the prices for such Product set forth on Exhibit A attached hereto.
(ii) Notwithstanding anything to the contrary contained herein and for the avoidance of doubt, the pricing contained herein is solely for the sale of Product and does not include any rail freight charges, surcharges, car charges (including cars provided by Supplier under this Agreement) or other agreed upon costs for transportation services that may be provided by Supplier to FTSI. All freight charges shall be stated separately from the Product price on the invoice.
(iii) The Parties expressly agree that FTSI shall use Supplier’s rail cars to deliver Product purchased under this Agreement; provided, however, that FTSI has the right to secure its own rail cars if Supplier is unable to provide a sufficient number of rail cars to supply the Product and, in such instances, only such quantity of rail cars that is necessary to supplement Supplier’s rail car shortfall. Supplier represents that as of the Amendment Date it has, or has secured, a sufficient number of rail cars to handle the Product volumes contemplated by this Agreement.”
Section 1.04    Section 2.3 of the Supply Agreement. Section 2.3 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“2.3
FTSI Minimum Purchase Requirement. During (a) the Primary Term, FTSI shall be required to take and, in accordance with Section 3.1 and Section 2.1(c), pay for a minimum aggregate *** tons of Product per Contract Year (the “First Phase Minimum Purchase Requirement”), (b) the Secondary Term, FTSI shall be required to take and, in accordance with Section 3.1 and Section 2.1(c), pay for a minimum aggregate *** tons of Product (the “Second Phase Minimum Purchase Requirement”), (c) the Third Term, FTSI shall be required to take and, in accordance with Section 3.1 and Section 2.1(c), pay for a minimum aggregate *** tons of Product (the “Third Phase Minimum Purchase Requirement”) and (d) the Final Term, FTSI shall be required to take and, in accordance with Section 3.1 and Section 2.1(c), pay for a minimum aggregate *** tons of Product per Contract Year (the “Final Phase Minimum Purchase Requirement” and together with the First Phase Minimum Purchase Requirement, the Second Phase Minimum Purchase Requirement, and the Third Phase Minimum Purchase Requirement, the “Minimum Purchase Requirement”); provided, however, that if, due solely to Force Majeure or the unavailability of rail cars in the market, Supplier is unable to supply the Products to the final designated transload facility as contemplated hereunder for a period of time during

Exhibit 10.4
Confidential Treatment Requested by Hi-Crush Partners LP

a Contract Year, neither Party shall be deemed to be in breach of this Agreement and there shall be no shortfall for any Product not supplied as a result of such failure so long as Supplier is using commercially reasonable efforts to obtain rail cars and minimize the period of time during which FTSI is unable to take delivery of Products; provided, further, however, that nothing in this sentence shall be construed to relieve FTSI of its obligations to make payments under this Agreement for Product actually received. Supplier agrees that if rail cars are unavailable, it shall use commercially reasonable efforts to supply Product pro rata among its customers (including FTSI) during the period the rail cars are not available.”
Section 1.05    Section 2.4 of the Supply Agreement. Section 2.4 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“2.4
During the Primary Term, the First Phase Minimum Purchase Requirement shall be ordered by FTSI in installments of not less than *** tons of Product per calendar month (the “First Phase Monthly Minimum Requirement”), and not more than the Monthly Maximum Supply Availability. During the Secondary Term, the Second Phase Minimum Purchase Requirement shall be ordered by FTSI in installments of not less than *** tons of Product per calendar month (the “Second Phase Monthly Minimum Requirement”), and not more than the Monthly Maximum Supply Availability. During the Third Term, the Third Phase Minimum Purchase Requirement shall be ordered by FTSI in installments of not less than *** tons of Product per calendar month (the “Third Phase Monthly Minimum Requirement”), and not more than the Monthly Maximum Supply Availability. During the Final Term, the Final Phase Minimum Purchase Requirement shall be ordered by FTSI in installments of not less than *** tons of Product per calendar month (the “Final Phase Monthly Minimum Requirement” and together with the First Phase Monthly Minimum Requirement, the Second Phase Monthly Minimum Requirement and the Third Phase Monthly Minimum Requirement, the “Monthly Minimum Requirement”), and not more than the Monthly Maximum Supply Availability. In the event that FTSI fails to purchase one twelfth (1/12) of the Minimum Purchase Requirement of Product from Supplier during any particular calendar month in which Supplier was ready, willing and able to deliver *** tons of Product during the Primary Term, *** tons of Product during the Secondary Term and *** tons of Product during the Third and Final Term, then the “Purchase Shortfall” shall be the amount by which one twelfth (1/12) of the Minimum Purchase Requirement exceeds the amount of Product actually purchased by FTSI during such calendar month until the minimum annual volume is met. Subject to a change in market demand and FTSI’s customers’ demand, the Committed Volumes may be adjusted between Product sizes by *** (***%) within each month (“Product Flex”). The Product Flex will not eliminate FTSI’s requirement to purchase the aggregate Minimum Purchase Requirement. If FTSI requests a greater than *** (***%) change to the Committed Volumes, then the Parties will work towards a mutually agreed upon Product volume adjustment; provided, however, that Supplier is not obligated to agree to any changes in excess of *** (***%).

Section 1.06    Section 2.5 of the Supply Agreement (2nd Sentence). The second sentence of Section 2.5 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“If FTSI fails to purchase the full amount of the Purchase Shortfall in such *** (***) month period, FTSI shall be obligated to pay to Supplier an amount equal to the amount of the Purchase Shortfall not purchased by FTSI in such *** (***) month period (expressed in tons) multiplied by $*** (for ***) or $*** (for Products other than ***) (the “Makewhole Payment”).”

Section 1.07    Section 2.8 of the Supply Agreement. Section 2.8 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“2.8
Title and Risk Of Loss. Title and risk of loss or damage to Products shall pass to FTSI FCA (details listed in table below), Incoterms 2010. Supplier is not responsible for unfilled orders resulting from any shortage or lack of availability of rail cars for shipment of orders so long as Supplier is using commercially reasonable best efforts to obtain rail cars and minimize the period of time during which Supplier is unable to supply Products. Supplier warrants clear title to the Products at the time title to

Exhibit 10.4
Confidential Treatment Requested by Hi-Crush Partners LP

the Products passes to FTSI, free from any and all liens or other encumbrances. Supplier is responsible for proper loading and correct stowing of the Product on the FTSI nominated carrier, at its expense, and will comply with any documentary instructions of FTSI in the shipment process. Notwithstanding the foregoing, should Supplier place the Product in a silo with other product that is contaminated (or cause it to become contaminated by such placement) and such contamination results in such Product not meeting the Specifications, then Supplier shall replace the Product at no cost to FTSI within 30 days or reduce such volumes from FTSI’s applicable monthly and annual Minimum Supply requirements.

Mode of Transportation	Incoterm	Title and Risk of Loss
Rail Car Destination Supplier’s Terminal	FCA (Supplier’s facility in Wyeville, WI) FCA (Supplier’s Affiliate’s facility in Augusta, WI) FCA (Supplier’s Affiliate’s facility in Whitehall, WI)
Title and risk of loss will transfer from Supplier to FTSI when the Products are loaded by Supplier onto the designated rail car at Supplier’s or its Affiliate’s facility in Wyeville, WI, Augusta, WI or Whitehall, WI, as applicable.

Notwithstanding anything to the contrary contained herein, with respect to each Purchase Order, Supplier will in its discretion determine the mine facility at which the Product will be made available to FTSI. Supplier will use commercially reasonable efforts to use the route with the lowest transportation costs giving consideration to Supplier’s supply and demand profile.

Section 1.08    Section 6.3 of the Supply Agreement. Section 6.3(d) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“(d)
Is required to be disclosed by operation of law, judicial or administrative procedure, decree or order or by any regulation or law (including any rules and regulations promulgated by the Securities and Exchange Commission), subject to Section 6.5 hereof solely with respect to any subpoena, decree or order issued by a court of competent jurisdiction or by a governmental body; or

Section 1.09    Section 8.1 of the Supply Agreement. Section 8.1 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“8.1
Term. This Agreement shall be deemed to become effective on the Effective Date and shall continue in effect through December 31, 2016, unless earlier terminated as provided herein. This Agreement may be extended beyond December 31, 2016 by mutual written agreement of the Parties.

Section 1.10    Section 9.1 of the Supply Agreement. Section 9.1 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“FTSI AND SUPPLIER AGREE TO FULLY RELEASE, INDEMNIFY, DEFEND AND HOLD ONE ANOTHER AND THEIR RESPECTIVE PARENT, SUBSIDIARY OR AFFILIATE ENTITIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, COSTS, CAUSES OF ACTION, FINES, PENALTIES OR OTHER LIABILITY THAT MAY BE ASSERTED AGAINST THE OTHER AND/OR THEIR RESPECTIVE GROUPS, TO THE EXTENT ARISING OUT OF THE INDEMNIFYING PARTY’S OR THEIR RESPECTIVE GROUP’S (a) NEGLIGENCE OR WILLFUL MISCONDUCT IN CONNECTION WITH PERFORMANCE UNDER THIS AGREEMENT, OR (b) BREACH OF ANY COVENANTS OR AGREEMENTS CONTAINED IN THIS AGREEMENT.”
Section 1.11    Section 12.4 of the Supply Agreement. Section 12.4 of the Supply Agreement is hereby added to read as follows:

Exhibit 10.4
Confidential Treatment Requested by Hi-Crush Partners LP

“12.4
Facilities; Books and Records. If Supplier does not satisfy the Monthly Minimum Requirement during any Contract Year and FTSI reasonably believes that Supplier did not comply with the last sentence of Section 2.1(b), then Supplier hereby agrees that FTSI, and any accountants, attorneys and other representatives of FTSI, may within 90 days of the end of such Contract Year, at FTSI’s sole expense, audit the relevant records of Supplier for the sole purpose of verifying Supplier’s compliance with the last sentence of Section 2.1(b); provided, however, that FTSI, and any accountants, attorneys and other representatives of FTSI, as applicable, will be required to sign a commercially reasonable confidentiality agreement and Supplier is not obligated to provide information to such persons that is otherwise subject to a confidentiality restriction with another Person.”

ARTICLE II.
GENERAL PROVISIONS; MISCELLANEOUS

Section 2.01    Open Purchase Orders and Outstanding Invoices. As of March 31, 2014, Supplier and FTSI confirm that FTSI’s Purchase Shortfall is *** net tons and FTSI shall have six months to make up the Purchase Shortfall as provided under the Supply Agreement. Any open purchase orders issued by FTSI prior to the Amendment Date shall be fulfilled by Supplier, and FTSI shall pay for any outstanding invoices as of the Amendment Date in accordance with the terms of the Supply Agreement.

Section 2.02    Supply Agreement. Except as expressly set forth herein, the Supply Agreement is and will remain unmodified and in full force and effect. Each future reference to the Supply Agreement will refer to the Supply Agreement as amended by this Amendment.

Section 2.03    Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same agreement. Any party to this Amendment may deliver an executed counterpart hereof by facsimile transmission or electronic mail (as a portable document format (PDF) file) to another party hereto or thereto and any such delivery shall have the same force and effect as the delivery of a manually signed counterpart of this Amendment.

Section 2.04    Other Provisions. The provisions of the Supply Agreement with respect to notices and service, governing law and venue are incorporated into this Amendment as though set forth herein. The Parties acknowledge and agree that there have been no material representations made by either Party as an inducement to enter into this Amendment, other than what is expressly set forth and contained herein.

[Signature Page Follows]

Exhibit 10.4
Confidential Treatment Requested by Hi-Crush Partners LP

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
FTSI:
FTS INTERNATIONAL SERVICES, LLC
By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

SUPPLIER:
HI-CRUSH OPERATING LLC
By: /s/ James M. Whipkey
Name: James M. Whipkey
Title: co-Chief Executive Officer

Signature Page to First Amendment to Supply Agreement

Exhibit 10.4
Confidential Treatment Requested by Hi-Crush Partners LP

EXHIBIT A

PRICING

FOB Plant Pricing

	Primary Term (Per Ton)	2nd, 3rd & Final Terms (Per Ton)
20/40	$***	$***
30/50	$***	$***
40/70	$***	$***
100 mesh	***	$***

Exhibit A

Exhibit 10.4
Confidential Treatment Requested by Hi-Crush Partners LP

Exhibit B

EXHIBIT B - PRODUCT VOLUMES

Term	First Term - 12 Months each (May 2012 to ***)			2nd Term - *** (***-***)			3rd Term - *** (***-***)			Final Term - *** each (***-December 2016)
Product Type	Fixed Term Volume (tons)	Monthly Minimum (tons)	Monthly Maximum (tons)*	Fixed Term Volume (tons)	Monthly Minimum (tons)	Monthly Maximum (tons)*	Fixed Term Volume (tons)	Monthly Minimum (tons)	Monthly Maximum (tons)*	Fixed Term Volume (tons)	Monthly Minimum (tons)	Monthly Maximum (tons)*
20/40	***			TBD	TBD	TBD	***	***	***	***	***	***
30/50	***	***	***	***	***	***	***	***	***	***	***	***
40/70	***	***	***	***	***	***	***	***	***	***	***	***
100				***	***	***	***	***	***	***	***	***
Total	***	***	***	***	***	***	***	***	***	***	***	***

*Monthly Maximum maybe adjusted on a pro-rated basis subject to the number of weeks within a monthly period.

Exhibit B